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                                                                 EXHIBIT 10.39.2

                    AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

     Amendment No. 2 dated as of February 15, 2000 (the "Amendment") to the Employment Agreement and any exhibits thereto (the "Agreement") by and between Universal Access, Inc., a Delaware corporation (the "Company") and William J. Coyne III (the "Employee"). Any capitalized terms not defined herein shall have the meanings assigned to those terms in the Agreement.

                                    RECITALS

     A.   Company and Employee entered into the Agreement on February 1, 2000.

     B. Company and Employee desire to amend the Agreement to reflect certain changes agreed to by the Company and the Employee.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

     1. Effective as of February 1, 2000, all references in the Agreement to "Executive Vice President, Sales" shall be deleted and replaced by references to "Executive Vice President, Client Services".

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of February 15, 2000.

          COMPANY:                      UNIVERSAL ACCESS, INC.,
                                        a Delaware corporation

                                        By: /s/ Patrick C. Shutt
                                            --------------------------
                                        Name:   Patrick C. Shutt
                                        Title:  President and CEO

          EMPLOYEE:                     By: /s/ William J. Coyne III
                                            --------------------------
                                        Name:   William J. Coyne III